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[REGISTERED LOGO]

BARON CAPITAL FUNDS

PERFORMANCE...................................................................1

INVESTMENT STRATEGY...........................................................2

STOCKS ARE ATTRACTIVELY PRICED................................................3

TURNAROUND OPPORTUNITIES......................................................3

RECENT PORTFOLIO ADDITIONS....................................................4

RECENT DEVELOPMENTS...........................................................5

PORTFOLIO STRUCTURE...........................................................6



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


                                                        BARON CAPITAL ASSET FUND


SEMI-ANNUAL REPORT                                                 JUNE 30, 2001


Dear Baron Capital Asset Fund Shareholder:

PERFORMANCE

Baron Capital Asset Fund's performance since its inception on October 1, 1998 has been strong both absolutely and relative to the market. The Fund* has gained 98.5% (28.3% per year) since the Fund's inception through June 30, 2001. This compares to a gain of 24.5% (8.3% per year) and 46.3% (14.8% per year) for the S&P 500 and Russell 2000 respectively. During the first half of 2001, Baron Capital Asset Fund's performance remains strong both on an absolute basis gaining 13.3% in the six-month period ending June 30, and relative to the S&P 500, -6.7% and the Russell 2000, +6.9%. The Fund significantly outperformed its small cap growth peers, which according to Morningstar lost 3.3% during the first six months of 2001.

The Fund's small cap investments in "old economy" non technology businesses like education, health care, furniture, retailing, resorts, business services, oil services, chemicals, utilities, institutional glasswares, radio and finance have been very good performers. These businesses have grown significantly in the past three years but their stock prices, even after the very good performance during the past year and a half

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* The inception date for the insurance class was October 1, 1997. Performance results for the retirement class can be found in the financial highlights table on page 14 of this report.



                                [GRAPHS OMITTED]

                 [Omitted graphs are represented by table below]


                                     INSURANCE     RETIREMENT
                                      SHARES         SHARES         S&P 500*     RUSSELL 2000*

PERFORMANCE FOR THE SIX MONTHS
ENDED JUNE 30, 2001                    13.3%           13.4%          -6.7%          6.9%

CUMULATIVE PERFORMANCE SINCE
INCEPTION OCTOBER 1, 1998
THROUGH JUNE 30, 2001                  98.5%                          24.5%         46.3%

CUMULATIVE PERFORMANCE SINCE
INCEPTION NOVEMBER 25, 1998
THROUGH JUNE 30, 2001                                  65.5%           6.4%         33.0%

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* THE S&P 500 AND Russell 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

are, on average, at about the same level now as three years ago! And their p/e ratios and cash flow multiples are, on average, significantly lower. These businesses remain our focus and continue to be, in our opinion, undervalued at 10-15X earnings for 15-20% long term growth businesses, 7X cash flow for 12-15% per year growth businesses and 50% of asset values for businesses that could double in size in four or five years. These companies stand out even more in the current difficult U.S. economy due to their long term consistent growth when compared to many larger businesses. This is due to the non-cyclical growth prospects for many of our businesses, e.g., healthcare, education and utilities. We believe the Fund will also benefit from the "early cycle" aspect of many of our other businesses, their ability to increase earnings rapidly when a recession ends, e.g. retail, temporary help business services and media.

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INVESTMENT STRATEGY

Baron Capital Asset Fund, like Baron Growth Fund, is a long term investor in growth businesses purchased at attractive prices. Baron Capital Asset Fund's investment portfolio remains focused on fast growing, non-technology, smaller growth businesses with sustainable competitive advantages that, in our opinion, we can purchase at prices that do not yet reflect their favorable prospects. Our investment ideas have been developed by our firm's own research analysts. They are not the product of Wall Street brokerage firm recommendations. They are also derived, as are ideas, in general, for Baron Funds, from our "megatrends," long lasting societal, government and demographic trends and resultant investment themes.

"THERE'S JUST NO VISIBILITY..."

How many times have you heard that phrase since November 2000? To us it seems that you can't pick up The Wall Street Journal or any other financial publication without reading comments from one CEO after another whose business has "no visibility" regarding orders, earnings and cash flows. But, we think earnings "visibility" is good. It's just that it's not pleasant. Near term earnings outlooks for many businesses, perhaps even most businesses, are presently not favorable. But, they are visible. The U.S. economy is clearly in the midst of a dramatic tech, capital spending-led slowdown. It's the reason job layoffs are continuing...pressures for wage increases are lessening...and the Federal Reserve is continuing to lower interest rates. It's why one technology business after another pre-announces earnings disappointments. But, with both U.S. monetary and fiscal policy stimulative, and lower energy prices helping as well, we think this profits' recession is likely to be short lived. Even excess capital investment by businesses in technology during the past few years is unlikely to depress profits for long in that cyclical sector...even though technology inventory liquidation may not yet have ended. Excess IT equipment investment is not the same as excess business' investment in long lived assets like office buildings, manufacturing plants and fibre optic cable in the ground. That's because IT equipment and software depreciate rapidly and become obsolete rapidly...and, therefore, must be replaced frequently.

Although we certainly do not pretend to be market gurus, despite the likelihood for continued gloomy economic news for awhile, we think stock prices of many businesses...probably most businesses...already reflect lower than normal earnings and lower than normal growth for the next year. Further, investors' moods are clearly anything but exuberant. Money fund assets, liquidity that investors maintain in uncertain times that is a source of potential demand for stocks, has increased nearly 50% to 18% of mutual fund assets since the beginning of 2001. This is the highest level of cash relative to stocks since the 1990 recession. It is also sharply above the approximately 12% of mutual fund assets that prevailed during most of the 1990's and late 1980's. So, there is plenty of potential demand for stocks when earnings and business prospects become more favorable and, therefore, more "visible." Of course, by that time, we think stock prices are likely to be much higher.

LOOKING FOR BEAR MARKET SCAPEGOATS...AND FINDING...GUESS WHAT?...

WALL STREET RESEARCH

The recent spate of criticism of brokerage firms' research recommendations by regulators, the press and investors should be categorized, in our opinion, as looking for scapegoats for poor investment decisions...in many cases by those who should have known better. Banking conflicts, as well as most analysts' momentum orientation and short term focus, have always been issues to us. We have never believed it particularly useful to follow brokerage firm advice regarding when to buy or sell stocks. Especially since many recommendations are conflicted by investment banking relationships. These conflicts, of course, everyone always knew. And, when they're not conflicted, most analyst recommendations come to the same conclusion at the same time based upon the same information, the "penguin" phenomena. Also not especially useful to an investor. We have always believed analysts' stock purchase and sale recommendations based upon whether stocks are doing well or poorly, stock price momentum, are flawed. This was the basis for many recommendations that are now being criticized. Not the business fundamentals, i.e., cash flows, earnings, balance sheets, asset values, growth prospects and long term, sustainable competitive advantages, that we believe to be important. Finally, even when brokerage firm recommendations are not conflicted, and even in instances when analysts' recommendations are not based on stock price momentum, brokerage analysts are usually very short term focused...e.g., what are next quarter's earnings? ...the value of which we also find questionable.

The current criticism of analysts will end when stocks sustain their recovery. And, by the way, our firm's analysts do find brokerage firm research and data on businesses, e.g., spreadsheets and industry information like demographics,

                                       2

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       BARON               CAPITAL              ASSET               FUND

legislative trends, legal and accounting analysis and competitor plans, helpful. It's just the purchase and sale recommendations we can do without. Brokerage firm data and information often help us shortcut hours and hours of work when we begin to study new businesses as well as try to keep up with existing investments.

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STOCKS ARE ATTRACTIVELY PRICED

SUN INTERNATIONAL, owner of the Atlantis resort on Paradise Island, Bahamas, has consistently increased its earnings during the past three years. In 2002, Sun will benefit from the recently completed expansion of its Caribbean resort and the soon to be completed Connecticut Mohegan Sun casino expansion. It should earn about $2.20 this year, more than $3.00 next year...and then likely achieve annual 15% growth. Its share price is about 12X current year earnings, 9X 2002 earnings. Sun's share price is about 30% less than three years ago when its prospects were less defined!

VAIL RESORTS' resort cash flow was $88 million in fiscal 1998, $119 million in fiscal 2001 and could reach $129 million in the year that began July 2001. Vail's shares were over $30 three years ago. Although more than 50% higher than a few months ago, Vail's shares currently trade for a third less than three years ago. Vail's cash flow multiple has fallen from 10X to less than 7X during the period!

LIBBEY has increased its operating earnings about 30% during the past three years, its per share earnings more since it has been repurchasing shares. In the current year, this business that depends principally upon replacement drinking glass sales to restaurants and other institutions will probably earn about $3.20 per share. Next year, Libbey's earnings could reach $3.50 and, if a recently announced merger with Anchor Hocking is completed, $4.50 seems possible! Libbey's shares are now selling for about 11X 2001 earnings, 8-10X 2002 earnings, depending upon when the Anchor Hocking purchase is completed. Libbey's shares currently trade for about 20% less than their price three years ago.

POLO RALPH LAUREN'S earnings have increased from $1.20 three years ago to $1.71 in the year that ended March 2001. In the current fiscal year Polo's earnings could reach $1.95 per share. Its p/e multiple has fallen from 25X to 13X in the past three years and its share price is currently about 20% below its peak in 1998, despite good prospects to double fiscal 2002 earnings in the next four years!

SOUTHERN UNION has increased the size of its business by more than 50% since January 1999 and made several apparently very successful investments to boot. Its shares, nevertheless, trade for less than the level achieved more than two years ago! Southern Union's shares are currently valued for about $1,500 per customer, 1.25X book value and 10X EBITDA. The company expects to increase annual cash flow $50 million within the next year which could boost its business' value sharply. Acquisitions of gas utilities by electrics have commonly taken place at $2,500 per customer and more than 2X book value. At $2,500 per customer, Southern Union shares, due to balance sheet leverage, would be valued for about 2 1/2 times their current level.

CHOICE HOTELS has increased its earnings during the past three years almost 70%. Its share price has more than doubled in the past year but only recently returned to levels first achieved three years ago! We think Choice's current p/e, 14X 2001 earnings, 12X 2002 earnings, does not reflect its prospects for long term 15% annual income growth.

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TURNAROUND OPPORTUNITIES

CHARLES SCHWAB. A seller for over a year, the Fund recently purchased Schwab stock. Schwab's stock price began to fall two years ago because its share price had grown much faster than its business. Schwab's most recent share price decline is likely the result of that firm's below normal operating earnings. We think Schwab's lower than normal 2001 earnings are principally the result of its baby boomer customers' 2000-2001 bear market investment losses. Fewer customer trades, five trades per year per $100,000 account vs. six per year pre-1999; below normal customer margin borrowings, 1.2% of customer assets vs. 2% pre 1999; and compressed trading spreads, the negative impact of decimalization, not yet offset by higher fees, increased customer trading activity, principal gains and institutional sales are the proximate cause. Were Schwab's customers to resume their pre-1999 investment behavior, Schwab's 2001 earnings would approximate $.70 or .80 per share, not the $.40 or $.50 estimated by most analysts.

We think Schwab's customer assets can increase from about $860 billion at present to more than $2 trillion in four or five years. Schwab's earnings under "normal" circumstances in four or five years could reach $2.50-3.00 per share. Schwab's share price under those favorable circumstances could increase fivefold. Schwab's strategy is to increase revenues per dollar of customer assets over time, by charging for advice and adding other services revenues. If successful...its stock price could do even better.

NTL. A seller for the last year of NTL, the Fund has recently purchased NTL stock. Since January 2001, NTL's share price has fallen more than 65% and, after increasing tenfold from Baron Funds' original cost in 1993, it has now fallen below 1993's price level! The proximate cause of the recent share price decline was the 30% plus decline in the price of NTL's publicly traded debt securities during June 2001. While we usually avoid investing in highly indebted businesses, we made, I made, NTL an exception by continuing to hold its shares. And, boy, do they have a big balance sheet! Nearly $19 billion in senior debt, subordinated debt, convertible debt and preferred compared to current market value for equity of only about $2 billion and book value of equity at March 31 of $7.1 billion. But do we think NTL will ever regain its glory days? In a word, yes.

                                       3

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       BARON               CAPITAL              ASSET               FUND

Most telecommunications stocks have fallen sharply during the past year. The principal reason has been excess communications capacity built in the past few years and current cash flows that cannot service debt incurred to build that capacity. NTL, although a leveraged communications business, is different. It is not just another long distance fibre network. It is not just another CLEC. NTL was awarded a monopoly cable television franchise in England eight years ago when that country had only four television channels and Rupert Murdoch's satellite television service, Sky Television. Further, NTL's new system was permitted to offer telephone services. NTL believed it could create competitive advantage by building a modern cable television system with siamese wires: coax cable and copper wire. NTL's system now offers businesses and consumers telephone as well as cable television and other communications and entertainment services. NTL, by bundling telephone services with cable services, offers U.K. consumers a better deal than they had been, and still are, receiving from incumbent providers. In addition, and fortunately for NTL since it has already completed construction on 8.3 million of the more than 12 million homes in its trading area, demand for high speed data communications, both by businesses and consumers, is increasing dramatically. ...offering that company additional, very large, potential revenue streams. Further, while capital markets were still according high value to NTL in 1999, France Telecom and Microsoft invested $5.5 billion in NTL convertible preferreds when its share price was nearly five times current levels. The company raised billions more last year and earlier this year when its share price was also a lot higher than now.

During 2000, NTL increased revenues 79% to $2.8 billion, EBITDA 63% to $344 million. NTL, development and acquisition focused since its inception in 1993, is now focused on increasing profitability. We think its EBITDA could top $750 million this year, $1.4 billion next and $3 billion per year by year end 2003. NTL operating margins last year were just 12%. That is about half the level achieved by Telewest, the second largest cable franchisee in the U.K., and about a quarter the level achieved by United States' cable systems which do not yet offer the advanced and higher revenue producing services available on NTL's U.K. network. Further, with as much as 65% home penetration in its mature markets and its system overall a little more than 32% penetrated, NTL has significant opportunity to boost results system wide. Especially when compared to 65% penetration achieved to date in mature markets like the United States.

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RECENT PORTFOLIO ADDITIONS

During the last quarter, Baron Capital Asset Fund made several new investments. Public elementary school management company, EDISON SCHOOLS, specialty retailer CALIFORNIA PIZZA KITCHEN, media company HARTE HANKS, Hispanic radio company SPANISH BROADCASTING, outpatient surgery centers AMSURG and UNITED SURGICAL PARTNERS, and health services supplier MILLIPORE were all recently purchased. The Fund is continuing to find interesting businesses in which to invest that we believe offer our shareholders very strong long term gains potential. We expect to report about these, as well as additional investments, in our future reports. Two recent investments are outlined below.

HARTE-HANKS has been in the media business since the 1920's and once comprised a far-flung assortment of newspaper, television, radio, and marketing services businesses. By 1997, however, the media properties had been shed, and the company is now focused on two discrete businesses - direct marketing services and shopper publications. The direct marketing division, which accounts for about two-thirds of revenues, comprises a broad range of services that allow its clients - who include many of the largest retailers, banks, and high-tech firms - to identify, contact and service their customers. The division includes two major divisions. The Customer Relationship Management (CRM) group provides clients with technology to manage responses received from various marketing efforts, including direct mail, phone and, increasingly, email solicitations. Harte-Hanks helps clients assimilate this information into complex databases that allow them to offer high-quality customer service, and also to better direct future marketing efforts. In addition, this group helps clients build customized databases, which store and track customer information, and also provides the research and analytic services necessary to best utilize the data. The second division, Marketing Services, helps clients develop and execute targeted marketing campaigns. This group assists firms in managing their catalog and promotional mailings, as well as in devising campaigns for new product introductions.

We acquired the Harte-Hanks shares at what we believe are attractive prices. The company should generate cash earnings of about $1.45 in 2001 and $1.70 in 2002. Our cost is around 13-times next year's somewhat depressed earnings number, and less than 8-times cash flow. In addition, there are continual rumors that Harte-Hanks may one day be sold to Omnicom, Interpublic, or one of the other integrated global advertising and marketing services firms.

EDISON SCHOOLS. Since 1990, Baron Funds has been one of the largest institutional investors in for-profit education businesses. These investments, which include post secondary schools Apollo, DeVry, Education Management, Career Education and University of Phoenix On-Line, fit with our idea that high school graduates, the children of baby boomers, are increasing and that, to provide well for their families in an increasingly technological society, these individuals need to be educated beyond high school. Our post-secondary school businesses have conferred a great benefit not just upon their graduates by allowing them to obtain good, high paying jobs, but upon our society, as well, by creating taxpayers. Most importantly to you, our shareholders, these schools have grown

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       BARON               CAPITAL              ASSET               FUND

significantly and their common stocks have reflected that growth and multiplied many fold.

Edison Schools dominates the emerging business for private companies to manage public elementary schools. The basic concept? Edison's typical client is an inner city district plagued by failing schools and populated by an economically disadvantaged, minority student body. Edison typically spends less per student on administrative overhead and more in the classroom on instruction and infrastructure. Edison extends the school day and the school year so that kids spend more time in school than before, implements its proprietary curriculum and makes significant investments in teacher training and infrastructure, including computers for all children in second grade and above. Edison is paid for its services and investment in infrastructure the same state reimbursement per student that other public schools receive. Edison's challenge is to deliver on its promises of superior academic achievements for its students while recruiting, training and retaining strong teachers.

The kindergarten through grade 12 market is huge, with 92,000 public schools and $330 billion annual expenditures. Edison will have 75,000 students this September and a pipeline that should support 40-50% annual growth for several years. School site margins now approximate mid teens and could, over time, reach nearly 20%. Operating site margins must support Edison's central overhead costs that currently are $55-60 million per year but should grow significantly less rapidly than revenues. The company should achieve $535 million revenues in the fiscal year June 2002, and could reach $750 million the following year. Edison Schools could reach cash profits in 2002 and earn more than $1.50 per share within four or five years.

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RECENT DEVELOPMENTS

RETAIL

KRISPY KREME, the single best contributing stock to our performance in the first half of 2001. Krispy Kreme reported very strong earnings, as expected, in the March quarter with all metrics exceeding expectations. Evidencing its mastery at self-promotion, when Krispy began to trade on the New York Stock Exchange, it gave away more than 40,000 hot donuts to downtown, passers-by creating quite a stir. In addition, boxes of Krispy Kreme donuts were sent to CNBC executives who just couldn't stop talking about the donut company during their morning show. I just can't imagine how much those mentions were worth.

MANUFACTURING

On July 6, The European Union Commission gave antitrust approval permitting the purchase by OM Group of Degussa Metals Catalysts (dmc2). "The acquisition doesn't raise any competitive problems. The activities of the parties are complementary," stated the Commission. OM Group is a vertically integrated producer of high value-added, metals-based specialty chemicals. Its products are based principally upon cobalt and nickel and, although they are low cost relative to the end products in which they are used, OM Group's products are critical to the production process in many basic industries. OM's strong emphasis on research and development and its resultant new product introductions have enabled the company to achieve strong growth regardless of economic cycles. In addition, OM has made several acquisitions during the past five years and, uniformly, has integrated these businesses well...i.e., the acquired businesses have expanded their existing product lines and improved their margins, while diversifying OM Group's geographies and reliance upon individual metals. OM's vertical integration and strong operating disciplines, e.g., terrific employee productivity, low cost raw materials supplies and efficient use of capacity, have allowed it to be the low cost producer in its markets and to transfer those disciplines to its acquired businesses. OM Group had about tripled its revenues and profits per share in the five years since we first purchased our shares. And, this was before the acquisition of dmc2. dmc2's specialty metals chemical products, based on the precious metals palladium, platinum, rhodium and silver, complement well OM Group's existing products. The dmc2 acquisition should increase OM Group's revenues by about 50%. And, dmc2's EBITDA margins per pound, although a strong 15.7% last year, are about 20% less than achieved by OM Group! dmc2 will be purchased for $540 million, 6.3X EBITDA, a very attractive price considering OM Group's strong opportunity to improve margins through better raw material sourcing, improved productivity and rationalized capacity. dmc2's revenue growth could also be improved with the sale of complementary products to existing customers. We estimate OM will finance this acquisition about half with debt, half with equity. OM Group's shares are selling about 16X 2001 estimated earnings, 13X 2002 earnings... again not considering this acquisition ...which should boost results and reduce its p/e multiple further.

LIBBEY. In mid June, Libbey announced the acquisition of Anchor Hocking from Newell Rubbermaid for $332 million cash. The purchase price represents about 6X trailing cash flow before any synergies and before tax savings which have a present value of about $40 million. The acquisition will increase Libbey's sales about 50% and be immediately and substantially accretive to earnings. We expected Libbey to earn about $3.50 per share next year before its acquisition of Anchor Hocking. Post the acquisition and depending upon how long it takes to integrate the two businesses, earnings could increase an additional $1 per share!


UTILITIES

SOUTHERN UNION. When I was growing up, my family used oil to heat our home. And, if the oil truck didn't show up to fill our tank, we didn't have hot water. Always on, clean energy,

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       BARON               CAPITAL              ASSET               FUND

domestic-sourced, natural gas is clearly the preferred way to heat your home.
 ...which is why gas utilities continue to add customers in their existing markets at the expense of oil and electric companies. Southern Union is now the fourth largest gas utility in the United States. During the past year Southern Union's management has demonstrably increased its focus on its core gas distribution business. Several assets and businesses extraneous to that business were sold. An office building for about $20 million. In June, oil and propane distribution businesses for somewhat less than $20 million. A little more than half the shares owned by Southern Union in alternative energy provider Capstone for $68 million. Not too bad since 100% of that investment cost Southern Union about $10.6 million. And, at the start of the June quarter, Southern Union still held Capstone shares valued for about $35 million. An additional $60-80 million of non-core businesses have also been targeted for sale. The proceeds from these asset and business sales will be used to reduce debt. Further, Southern Union continues to hold two significant investments in privately owned technology businesses, an optical switched, high speed, Internet access service and a scheduling portal. These investments could significantly boost Southern Union's core business profitability. They, as did Capstone, could also become very profitable investments. A trial for the company's lawsuit seeking substantial damages against Southwest Gas and Oneok is scheduled to begin November 12. Also included in that trial are lawsuits by Southwest Gas and Oneok against each other and countersuits by those companies against Southern Union. Whew! About $10 million annual Southern Union legal expenses, once this litigation ends, will be eliminated. Changed accounting conventions regarding goodwill amortization could boost Southern Union's reported income $20 million per year beginning January 2001. And, as we noted before, Southern Union has targeted $50 million annual operations' cost savings this year. Southern Union's increased focus on its gas distribution business coupled with improving profitability could soon attract new investors...and, perhaps, suitors.

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PORTFOLIO STRUCTURE

Baron Capital Asset Fund invests in a relatively small number of securities. As of June 30, 2001, the Fund owned 61 companies. We believe that we can gain the greatest investment advantage by concentrating our investments in the businesses in which our original, independent research has identified the greatest opportunities for long term capital appreciation. As of June 30, the Fund had invested 30.1% of its portfolio in its largest ten positions.


Largest 10 security positions

ChoicePoint Inc.                             3.9%
O.M. Group                                   3.2%
Sun Intl. Hotels                             3.0%
Saga Communications                          3.0%
Krispy Kreme Doughnuts                       3.0%
Manor Care Inc.                              3.0%
Polo Ralph Lauren                            2.9%
Extended Stay of America                     2.8%
Dollar Tree Stores                           2.7%
Seacor Smit Inc.                             2.6%
                                           ------
subtotal                                    30.1%
51 other positions                          61.5%
Cash                                         8.4%
                                           ------
Total                                      100.0%


TENTH ANNUAL BARON INVESTMENT CONFERENCE:

October 19, 2001. 8:00 AM through 4:00 PM. Grand Hyatt, New York City. Great speakers. Surprise entertainment. Don't miss it.

For the fourteen years since Baron Asset Fund's inception on June 12, 1987, we have tried to provide Baron Funds' shareholders with enough information to allow you to make an informed decision about whether our funds are a suitable investment for you and your family. Our quarterly reports describing our investments and strategies is the information I would like to have if our roles were reversed. We regard our annual shareholder investment conferences as another opportunity for you to become more knowledgeable about your investments in Baron Funds.

Each October since 1992, we have invited the chief executives of several businesses in which we have significant investments to speak with our shareholders at our annual conferences. The executives first describe in 30-minute presentations their businesses and the prospects for those businesses. The talks are often enlivened by film clips and "slide shows." Each talk is followed by a 15 minute question and answer session with our shareholders.

Following lunch this year, Morty Schaja, Cliff Greenberg, Mitch Rubin and I will address our shareholders. Following our talk, unlike our other speakers who answer questions for a limited time, we have always answered questions until you tire of asking them.

We would not think of investing in a business on behalf of our Funds' shareholders before visiting and interviewing a business' management, speaking to their customers and competitors, and carefully studying available financial information. We call this our "kick the tires" research approach...and, after we kick the tires once, we keep kicking them to make sure they're still o.k. We offer our shareholders each year that same opportunity, the chance to kick the tires of your investment in Baron Funds, to judge for yourselves whether the businesses in which we've

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       BARON               CAPITAL              ASSET               FUND

invested on your behalf are appealing, have significant growth prospects and are attractively valued. You can judge for yourselves whether the executives leading those businesses are forthright, capable and trustworthy. You will also be able to judge the competency of your funds' portfolio managers, analysts and executives. Just ask us questions. We'll try to answer them.

As usual, our conference will begin at 8:00AM for breakfast, include a rock and roll lunch and end in mid-afternoon following our special surprise entertainment. The reasons for our entertainment are simple. I have always believed it useful to allow you to meet and question the managements of businesses in which your hard earned savings have been invested by Baron Funds. To judge for yourselves managements' competence and honesty, as well as the prospects for their businesses. ...and to meet and question us, Baron
Funds' management, to make the same determination. I do understand though, that to many, while it may be intriguing to me, listening to executives talk about their businesses and asking them questions may not be your idea of fun and entertainment. So, to thank you for taking the time to spend the day with us, and to thank you for your strong, long standing support, we want to provide you at the end of the day with entertainment we're almost certain you'll enjoy. And, to make it even more enjoyable, you should know in advance that it's not an expense of Baron Funds. The entertainment is paid for by me, by Baron Capital. Our speakers for this year's conference will be announced when our shareholder invitations are mailed later this summer.

Please RSVP at 1-800-99-BARON or 212-583-2100 or e-mail us at info@BaronFunds.com to reserve a place so that we can be certain we can accommodate you. Space is limited. Only shareholders with tickets will be admitted. Last year almost 2000 guests attended and we expect similar attendance this year. Of course, as always, there will be no charge to attend our conference. We hope you'll be able to attend.

Thank you for investing in Baron Capital Asset Fund. We are pleased with the Fund's start but recognize that it is less than three years old. We will work hard to invest your savings within a philosophy and approach to investing that has served our firm well over a long period of time. We hope to earn over the years the confidence you have placed in us by becoming shareholders of the Fund.



Sincerely,


/s/ Ronald Baron
----------------
Ronald Baron
Chairman & CEO

       BARON               CAPITAL              ASSET               FUND

TABLE I (UNAUDITED)

Portfolio Market Capitalization

The Fund invests primarily in small and medium sized companies. Table I ranks the Fund's investments by market capitalization and displays the percentage of the Fund's portfolio invested in each market capitalization category. At times the Fund will invest in companies with market capitalizations greater than $5 billion.


Baron Capital Asset Fund

                                                       Equity
                                                     Market Cap         % of
Company                                             (in millions)    Net Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
-------------------------------------------------------------------------------

Charles Schwab Corp. ..............................    $21,221           1.0%
Apollo Group, Inc., Cl A ..........................      5,098           2.0
                                                                         ---
                                                                         3.0%

                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------

Robert Half Intl., Inc. .............................    $4,347           1.4%
Westwood One, Inc. ..................................     3,950           0.3
American Tower Corp., Cl A ..........................     3,942           0.8
NTL, Inc. ...........................................     3,326           1.1
Manor Care, Inc. ....................................     3,267           3.0
Citizens Comm. Co. ..................................     3,169           1.8
Dollar Tree Stores, Inc. ............................     3,123           2.7
Millipore Corp. .....................................     2,919           2.3
ChoicePoint, Inc. ...................................     2,612           3.9
DeVry, Inc. .........................................     2,519           2.4
Polo Ralph Lauren Corp., Cl A .......................     2,499           2.9
Entercom Comm. Corp. ................................     2,427           1.5
Research in Motion Ltd. .............................     2,300           0.9
University of Phoenix Online ........................     2,265           1.6
Expedia, Inc., Cl A .................................     2,254           0.7
BlackRock, Inc., Cl A ...............................     2,203           1.6
Krispy Kreme Doughnuts, Inc. ........................     2,144           3.0
Mediacom Comm. Corp. ................................     2,048           0.7
Radio One, Inc. .....................................     1,998           2.6
Four Seasons Hotels, Inc. ...........................     1,916           2.3
Catalina Marketing Corp. ............................     1,695           1.4
Harte-Hanks, Inc. ...................................     1,573           2.1
                                                                         ----
                                                                         41.0%

                                                       Equity
                                                     Market Cap         % of
Company                                             (in millions)    Net Assets
--------------------------------------------------------------------------------
                              SMALL CAPITALIZATION
-------------------------------------------------------------------------------

Extended Stay of America, Inc. ....................    $1,423            2.8%
Entravision Comm. Corp. ...........................     1,419            0.5
OM Group, Inc. ....................................     1,346            3.2
Getty Images, Inc. ................................     1,344            1.5
Ethan Allen Interiors, Inc. .......................     1,280            2.4
Gabelli Asset Mgmt., Inc., Cl A ...................     1,213            0.5
Education Mgmt. Corp. .............................     1,208            1.5
LNR Property Corp. ................................     1,189            1.0
Intrawest Corp. ...................................     1,150            1.6
Edison Schools, Inc., Cl A ........................     1,084            0.7
Southern Union Co. ................................     1,040            2.5
World Wrestling Federation Entertainment, Inc. ....     1,006            1.0
Sotheby's Hldgs., Inc., Cl A ......................       989            0.9
XM Satellite Radio Hldgs., Inc., Cl A .............       944            1.1
Seacor Smit, Inc. .................................       937            2.6
Sun Intl. Hotels, Ltd. ............................       882            3.0
Industrie Natuzzi SPA ADR .........................       797            0.3
Cell Genesys, Inc. ................................       704            0.7
Choice Hotels Intl., Inc. .........................       680            1.8
Sirius Satellite Radio, Inc. ......................       656            0.1
Vail Resorts, Inc. Cl A ...........................       653            0.9
Libbey, Inc. ......................................       607            2.6
AmSurg Corp. ......................................       576            1.2
United Surgical Partners Intl., Inc. ..............       551            0.4
Spanish Broadcasting System, Inc. .................       531            1.4
Kronos, Inc. ......................................       512            1.1
California Pizza Kitchen, Inc. ....................       418            2.2
Saga Comm., Inc., Cl A ............................       392            3.0
Heidrick & Struggles Intl., Inc. ..................       391            0.4
Smart and Final, Inc. .............................       322            1.3
Rigel Pharmaceuticals, Inc. .......................       314            0.6
Chiles Offshore, Inc. .............................       312            0.3
Alexander's, Inc. .................................       301            0.1
DVI, Inc. .........................................       252            1.7
drugstore.com, Inc. ...............................        75            0.2
American Classic Voyages Co. ......................        74            0.1
Motient Corp. .....................................        53            0.1
                                                                        ----
                                                                        47.3%

       BARON               CAPITAL              ASSET               FUND

TABLE II (UNAUDITED)

Historical Information

Table II displays on a quarterly basis each class' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a class at the time of its inception.

-------------------------------------------------------------------------------

Insurance Shares
-------------------------------------------------------------------------------

                                             Net Asset                    Value of Shares
                                               Value                     Owned, if Initial
   Date                  Class Net Assets    Per Share    Dividends   Investment was $10,000*
---------------------------------------------------------------------------------------------
10/01/98                   $    100,000        $10.00                         $10,000

12/31/98                        806,286         13.25                          13,250

03/31/99                      2,257,290         14.10                          14,100

06/30/99                      9,763,273         15.66      $0.196              15,861

09/30/99                     14,113,049         14.67                          14,858

12/31/99                     31,238,741         17.77                          17,998

03/31/00                     53,190,352         19.70                          19,953

06/30/00                     60,504,930         17.89       0.040              18,160

09/30/00                     61,068,138         17.85                          18,119

12/31/00                     60,412,224         17.26                          17,520

03/31/01                     70,624,219         16.39                          16,637

06/30/01                    102,832,794         19.46       0.087              19,846

* Assumes all dividends were reinvested and no shares were redeemed.

Retirement Shares
-------------------------------------------------------------------------------

                                         Net Asset                    Value of Shares
                                           Value                     Owned, if Initial
 Date                 Class Net Assets    Per Share    Dividends   Investment was $10,000*
-----------------------------------------------------------------------------------------
11/25/98                $2,400,000         $12.06                         $10,000

12/31/98                 2,638,488          13.26                          10,995

03/31/99                 2,809,738          14.11                          11,700

06/30/99                 3,158,955          15.67      $0.197              13,161

09/30/99                 2,961,439          14.69                          12,337

12/31/99                 3,589,954          17.81                          14,958

03/31/00                 3,982,115          19.76                          16,596

06/30/00                 3,625,539          17.95       0.040              15,109

09/30/00                 3,619,983          17.92                          15,084

12/31/00                 3,502,484          17.34                          14,596

03/31/01                 3,326,861          16.47                          13,863

06/30/01                 3,971,056          19.57       0.087              16,549

* Assumes all dividends were reinvested and no shares were redeemed.

AVERAGE ANNUAL RETURN

                           Period ended June 30, 2001

INSURANCE SHARES
-------------------------------------------------------------------------------
One year                                                                   9.3%
-------------------------------------------------------------------------------
Two years                                                                 11.9%
-------------------------------------------------------------------------------
Since inception October 1, 1998                                           28.3%
-------------------------------------------------------------------------------

RETIREMENT SHARES
-------------------------------------------------------------------------------
One year                                                                   9.5%
-------------------------------------------------------------------------------
Two years                                                                 12.1%
-------------------------------------------------------------------------------
Since inception November 25, 1998                                         21.4%
-------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Capital Asset Fund including charges and expenses, contact your plan administrator or participating insurance company for a copy of the Fund's prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Capital Asset Fund unless accompanied or preceded by the Fund's current prospectus.

       BARON               CAPITAL             ASSET               FUND


STATEMENT OF NET ASSETS

June 30, 2001 (Unaudited)

       Shares                                                      Value
---------------------------------------------------------------------------

Common Stocks (91.33%)
-------------------------------------------------------------------------------

                BUSINESS SERVICES (10.28%)
       50,000   Catalina Marketing Corp.*                       $ 1,525,500
      100,000   ChoicePoint, Inc.*                                4,205,000
       90,000   Harte-Hanks, Inc.                                 2,228,400
       20,000   Heidrick & Struggles Intl., Inc.*                   406,600
       27,500   Kronos, Inc.*                                     1,126,125
       60,000   Robert Half Intl., Inc.*                          1,493,400
                                                                -----------
                                                                 10,985,025
                CHEMICAL (5.48%)
       40,000   Millipore Corp.                                   2,479,200
       60,000   OM Group, Inc.                                    3,375,000
                                                                -----------
                                                                  5,854,200
                COMMUNICATIONS (4.71%)
       40,000   American Tower Corp., Cl A*                         826,800
      160,000   Citizens Comm. Co.*                               1,924,800
       70,000   Motient Corp.*                                       74,900
      100,000   NTL, Inc.*                                        1,205,000
       31,000   Research in Motion Ltd.*                            999,750
                                                                -----------
                                                                  5,031,250
                CONSUMER SERVICES (1.56%)
       15,000   Expedia, Inc., Cl A*                                699,000
       60,000   Sotheby's Hldgs., Inc., Cl A                        967,800
                                                                -----------
                                                                  1,666,800
                EDUCATION (8.09%)
       50,000   Apollo Group, Inc., Cl A*                         2,122,500
       70,000   DeVry, Inc.*                                      2,528,400
       30,000   Edison Schools, Inc., Cl A*                         685,200
       40,000   Education Mgmt. Corp.*                            1,602,000
       40,000   University of Phoenix Online*                     1,700,000
                                                                -----------
                                                                  8,638,100
                FINANCIAL (4.80%)
       50,000   BlackRock, Inc., Cl A*                            1,714,500
       70,000   Charles Schwab Corp.                              1,071,000
      100,000   DVI, Inc.*                                        1,760,000
       14,000   Gabelli Asset Mgmt., Inc., Cl A*                    576,100
                                                                -----------
                                                                  5,121,600
                HEALTH SERVICES (5.82%)
       25,000   AmSurg Corp., Cl A*                                 738,750
       16,000   AmSurg Corp., Cl B*                                 476,000
       35,000   Cell Genesys, Inc.*                                 717,500
      100,000   Manor Care, Inc. *                                3,175,000
       75,000   Rigel Pharmaceuticals, Inc.*                        637,500
       19,500   United Surgical Partners Intl., Inc.*               468,000
                                                                -----------
                                                                  6,212,750
                HOTELS AND LODGING (6.97%)
      130,000   Choice Hotels Intl., Inc.*                        1,950,000
      200,000   Extended Stay of America, Inc.*                   3,000,000
       45,000   Four Seasons Hotels, Inc.                         2,490,750
                                                                -----------
                                                                  7,440,750
                MEDIA AND ENTERTAINMENT (11.15%)
       30,000   Entercom Comm. Corp.*                             1,608,300
       40,000   Entravision Comm. Corp.*                            492,000
       42,400   Mediacom Comm. Corp.*                               748,784
       25,000   Radio One, Inc., Cl A*                              575,000
      100,000   Radio One, Inc., Cl D*                            2,205,000
      134,900   Saga Comm., Inc., Cl A*                           3,202,526
       10,000   Sirius Satellite Radio, Inc.*                       121,900
      175,000   Spanish Broadcasting System, Inc.*                1,436,750
       10,000   Westwood One, Inc.*                                 368,500
       71,100   XM Satellite Radio Hldgs., Inc., Cl A*            1,151,820
                                                                -----------
                                                                 11,910,580
                OIL SERVICES (2.96%)
       20,000   Chiles Offshore, Inc.*                              355,000
       60,000   Seacor Smit, Inc.*                                2,804,400
                                                                -----------
                                                                  3,159,400

       Shares                                                     Value
---------------------------------------------------------------------------
                PRINTING AND PUBLISHING (1.47%)
       60,000   Getty Images, Inc.*                           $   1,575,600

                REAL ESTATE AND REITS (1.10%)
        2,000   Alexander's, Inc.*                                  120,200
       30,000   LNR Property Corp.                                1,050,000
                                                              -------------
                                                                  1,170,200
                RECREATION AND RESORTS (6.75%)
       42,000   American Classic Voyages Co.*                       147,000
       90,000   Intrawest Corp.                                   1,719,900
      120,000   Sun Intl. Hotels, Ltd.*                           3,240,000
       53,200   Vail Resorts, Inc. CL A*                            994,840
       80,000   World Wrestling Federation
                  Entertainment, Inc.*                            1,104,000
                                                              -------------
                                                                  7,205,740
                RETAIL TRADE AND RESTAURANTS (14.79%)
      100,000   California Pizza Kitchen, Inc.*                   2,325,000
      105,000   Dollar Tree Stores, Inc.*                         2,923,200
      200,000   drugstore.com, Inc.*                                226,000
       80,000   Ethan Allen Interiors, Inc.                       2,600,000
       80,000   Krispy Kreme Doughnuts, Inc.*                     3,200,000
      120,000   Polo Ralph Lauren Corp., Cl A*                    3,096,000
      130,000   Smart and Final, Inc.*                            1,430,000
                                                              -------------
                                                                 15,800,200
                UTILITY SERVICES (2.48%)
      130,000   Southern Union Co.*                               2,652,000

                WHOLESALE TRADE (2.92%)
       25,000   Industrie Natuzzi SPA ADR                           346,500
       69,900   Libbey, Inc.                                      2,775,729
                                                              -------------
                                                                  3,122,229
                                                              -------------
TOTAL COMMON STOCKS
 (Cost $80,751,437)                                              97,546,424
                                                              -------------
---------------------------------------------------------------------------
Convertible Preferred Stock (1.28%)
-------------------------------------------------------------------------------

                MEDIA AND ENTERTAINMENT
        2,000   XM Satellite Radio Hldgs., Inc. 8.25%
                  Series C Conv. Pfd due 2012@
                  (Cost $2,147,584)                               1,365,063
                                                              -------------
TOTAL INVESTMENTS (92.61%)
 (COST $82,899,021**)                                            98,911,487
CASH AND OTHER ASSETS
 LESS LIABILITIES (7.39%)                                         7,892,363
                                                              -------------
NET ASSETS (100.00%)                                          $ 106,803,850
                                                              =============
NET ASSET VALUE PER SHARE
INSURANCE SHARES:
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE (BASED ON NET ASSETS OF
$102,832,794 AND 5,285,512 SHARES OF
BENEFICIAL INTEREST OUTSTANDING)                                     $19.46
                                                              =============
RETIREMENT SHARES:
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE (BASED ON NET ASSETS OF
$3,971,056 AND 202,953 SHARES OF
BENEFICIAL INTEREST OUTSTANDING)                                     $19.57
                                                              =============

---------------
%   Represents percentage of net assets
@   Restricted security
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $83,190,099. Aggregate unrealized appreciation and depreciation of investments are $22,359,385 and $6,637,997 respectively.


                       See Notes to Financial Statements.

       BARON               CAPITAL              ASSET               FUND

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

      ASSETS:
        Investments in securities, at value (Cost $82,899,021).........   $ 98,911,487
        Cash...........................................................     14,454,336
        Interest receivable............................................         43,384
        Receivable for securities sold.................................        376,738
        Receivable for shares sold.....................................        253,662
                                                                          ------------
                                                                           114,039,607
                                                                          ------------
      LIABILITIES:
        Payable for securities purchased...............................      5,837,547
        Payable for shares redeemed....................................      1,321,099
        Accrued expenses and other payables............................         77,111
                                                                          ------------
                                                                             7,235,757
                                                                          ------------
      NET ASSETS ......................................................   $106,803,850
                                                                          ============
      NET ASSETS CONSIST OF:
        Capital paid-in................................................   $ 92,760,325
        Accumulated net investment loss................................       (271,878)
        Accumulated net realized loss..................................     (1,697,063)
        Net unrealized appreciation on investments.....................     16,012,466
                                                                          ------------
      NET ASSETS ......................................................   $106,803,850
                                                                          ============
      NET ASSET VALUE PER SHARE
      INSURANCE SHARES
        Net asset value, offering and redemption price per share (based on net assets of $102,832,794 and 5,285,512 shares
         outstanding)                                                     $      19.46
                                                                          ============
      RETIREMENT SHARES
        Net asset value, offering and redemption price per share (based
         on net assets of $3,971,056 and 202,953 shares outstanding)      $      19.57
                                                                          ============

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

      INVESTMENT INCOME:

         Interest ......................................................   $   206,020
         Dividends .....................................................       117,712
                                                                           -----------
         Total income ..................................................       323,732
                                                                           -----------
        EXPENSES:
         Investment advisory fees ......................................       399,782
         Distribution fees -- Insurance Shares .........................        95,883
         Shareholder servicing agent fees -- Insurance Shares ..........        15,704
         Shareholder servicing agent fees -- Retirement Shares .........        12,644
         Reports to shareholders -- Insurance Shares ...................        42,164
         Reports to shareholders -- Retirement Shares ..................         2,578
         Custodian fees ................................................         3,889
         Registration and filing fees -- Insurance Shares ..............        20,391
         Registration and filing fees -- Retirement Shares .............         5,523
         Professional fees .............................................        15,005
         Trustee fees ..................................................           350
         Miscellaneous .................................................         1,200
                                                                           -----------
         Total expenses ................................................       615,113
         Less: Expense reimbursement by investment adviser .............       (19,503)
                                                                           -----------
         Net expenses ..................................................       595,610
                                                                           -----------
         Net investment loss ...........................................      (271,878)
                                                                           -----------
      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized loss on investments sold...........................    (1,404,292)
        Change in net unrealized appreciation of investments............    12,495,790
                                                                           -----------
         Net gain on investments .......................................    11,091,498
                                                                           -----------
         Net increase in net assets resulting from operations ..........   $10,819,620
                                                                           ===========

                       See Notes to Financial Statements.

       BARON               CAPITAL              ASSET               FUND

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
-------------------------------------------------------------------------------

                                                    For The             For The
                                               Six Months Ended       Year Ended
                                                 June 30, 2001     December 31, 2000
                                               ----------------    -----------------
    INCREASE (DECREASE) IN NET ASSETS:
    OPERATIONS:
      Net investment loss ..................     $   (271,878)       $   (585,532)
      Net realized gain (loss) on
        investments sold ...................       (1,404,292)            768,572
      Change in net unrealized appreciation
        on investments .....................       12,495,790          (2,113,666)
                                                 ------------        ------------
      Increase (decrease) in net assets
        resulting from operations ..........       10,819,620          (1,930,626)
                                                 ------------        ------------
    DISTRIBUTIONS TO SHAREHOLDERS FROM:
     NET REALIZED GAIN ON INVESTMENTS:
      Insurance Shares .....................         (449,455)           (134,524)
      Retirement Shares ....................          (17,575)             (8,063)
                                                 ------------        ------------
                                                     (467,030)           (142,587)
                                                 ------------        ------------
    CAPITAL SHARE TRANSACTIONS:
     INSURANCE SHARES:
      Proceeds from the sale of shares .....       42,297,985          47,282,933
      Net asset value of shares issued in
        reinvestment of dividends ..........          449,455             134,524
      Cost of shares redeemed ..............      (10,228,463)        (16,266,294)
     RETIREMENT SHARES:
      Proceeds from the sale of shares .....                0                   0
      Net asset value of shares issued in
        reinvestment of dividends ..........           17,575               8,063
      Cost of shares redeemed ..............                0                   0
                                                 ------------        ------------
      Increase in net assets derived from
        capital share transactions .........       32,536,552          31,159,226
                                                 ------------        ------------
      Net increase in net assets ...........       42,889,142          29,086,013
    NET ASSETS:
     Beginning of period ...................       63,914,708          34,828,695
                                                 ------------        ------------
     End of period .........................     $106,803,850        $ 63,914,708
                                                 ============        ============
    SHARES OF BENEFICIAL INTEREST:
     INSURANCE SHARES:
      Shares sold ..........................        2,338,691           2,652,610
      Shares issued in reinvestment
        dividends ..........................           24,112               7,532
      Shares redeemed ......................         (577,406)           (918,451)
                                                 ------------        ------------
      Net increase in Insurance Shares
        outstanding ........................        1,785,397           1,741,691
                                                 ============        ============
     RETIREMENT SHARES:
      Shares sold ..........................                0                   0
      Shares issued in reinvestment
        dividends ..........................              937                 450
      Shares redeemed ......................                0                   0
                                                 ------------        ------------
      Net increase in Retirement Shares
        outstanding ........................              937                 450
                                                 ============        ============


                       See Notes to Financial Statements.

       BARON               CAPITAL              ASSET               FUND

Notes to Financial Statements (Unaudited)
-------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Baron Capital Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company. The Trust currently consists of one series, Baron Capital Asset Fund (the "Fund"). There are currently two classes of shares: the Insurance Shares and the Retirement Shares. The Insurance Shares are offered in connection with variable annuity contracts and variable life insurance contracts offered by life insurance companies. The Retirement Shares are offered to certain qualified retirement plans. Each class of shares has equal rights as to earnings and assets except that each class bears different expenses for distribution, shareholder service, reports to shareholders and registration and filing fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with generally accepted accounting principles.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(c) FEDERAL INCOME TAXES. It is the policy of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) DISTRIBUTIONS. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.

(e) USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(2) PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 2001, purchases and sales of securities, other than short term securities, aggregated $40,627,077 and $14,977,139, respectively.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc., (the "Adviser"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG'), serves as investment adviser to the Fund. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund's average daily net asset value. The Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.25% for the Retirement Shares and for the Insurance Shares, 1.5% for the first $250 million of net assets; 1.35% for the next $250 million of net assets and 1.25% for net assets over $500 million.

(b) DISTRIBUTION FEES. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of BCG is a registered broker dealer and the distributor of the Insurance Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Fund to pay BCI a distribution fee equal on an annual basis to 0.25% of average daily net assets of the Insurance Shares.

Brokerage transactions for the Fund may be effected by or through BCI. During the six months ended June 30, 2001, BCI earned brokerage commissions of $69,641.

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Fund's Adviser or of BCI. None of the Trustees so affiliated received compensation for his/ her services as a Trustee of the Trust. None of the Fund's officers received compensation from the Fund.

       BARON               CAPITAL              ASSET               FUND

(4) RESTRICTED SECURITIES

A summary of the restricted securities held at June 30, 2001 follows:


                                                    Acquisition
Name of Issuer                                         Date          Value
--------------                                      -----------      ------
CONVERTIBLE PREFERRED STOCK
   XM Satellite Radio Hldgs., Inc.
   8.25% Series C Conv. Pfd due 2012.......         07/07/2000    $1,365,063
     (Cost $2,147,584) (1.28% of Net Assets)


(5) FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:





INSURANCE SHARES:
                                                                      Six Months Ended          Year ended December 31,
                                                                        June 30, 2001        2000        1999        1998*
                                                                      ----------------    ---------    ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................      $    17.26       $   17.77    $   13.25   $   10.00
                                                                         ----------       ---------    ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ......................................           (0.05)          (0.16)       (0.06)       0.02
Net realized and unrealized gains (losses) on investments .........            2.34           (0.31)        4.78        3.23
                                                                         ----------       ---------    ---------   ---------
 TOTAL FROM INVESTMENT OPERATIONS .................................            2.29           (0.47)        4.72        3.25
                                                                         ----------       ---------    ---------   ---------
LESS DISTRIBUTIONS
Dividends from net investment income ..............................            0.00            0.00        (0.01)       0.00
Distributions from net realized gains .............................           (0.09)          (0.04)       (0.19)       0.00
                                                                         ----------       ---------    ---------   ---------
 TOTAL DISTRIBUTIONS ..............................................           (0.09)          (0.04)       (0.20)       0.00
                                                                         ----------       ---------    ---------   ---------
NET ASSET VALUE, END OF PERIOD ....................................      $    19.46       $   17.26    $   17.77   $   13.25
                                                                         ==========       =========    =========   =========
 TOTAL RETURN .....................................................            13.3%           (2.7%)       35.8%       32.5%
                                                                         ----------       ---------    ---------   ---------
RATIOS/SUPPLEMENTAL DATA
Net assets (in thousands), end of period ..........................      $102,832.8       $60,412.2    $31,238.7   $   806.3
Ratio of total expenses to average net assets .....................            1.50%**         1.66%        1.88%       7.62%**
Less: Expense reimbursement by investment adviser .................           (0.00%)**       (0.16%)      (0.38%)     (6.17%)**
                                                                         ----------       ---------    ---------   ---------
Ratio of net expenses to average net assets .......................            1.50%**         1.50%        1.50%       1.45%**
                                                                         ==========       =========    =========   =========
Ratio of net investment income (loss) to average net assets .......           (0.69%)**       (1.02%)      (0.78%)      0.99%**
Portfolio turnover rate ...........................................           20.88%          39.38%       37.18%      37.11%

 * For the period October 1, 1998 (commencement of operations) to December 31, 1998.
** Annualized.



RETIREMENT SHARES:
                                                                     Six Months Ended         Year ended December 31,
                                                                       June 30, 2001       2000        1999       1998@
                                                                     ----------------    --------    --------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD .............................       $  17.34        $  17.81    $  13.26    $  12.06
                                                                         --------        --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) .....................................          (0.04)          (0.14)      (0.04)       0.02
Net realized and unrealized gains (losses) on investments ........           2.36           (0.29)       4.79        1.18
                                                                         --------        --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS ................................           2.32           (0.43)       4.75        1.20
                                                                         --------        --------    --------    --------
LESS DISTRIBUTIONS
Dividends from net investment income .............................           0.00            0.00       (0.01)       0.00
Distributions from net realized gains ............................          (0.09)          (0.04)      (0.19)       0.00
                                                                         --------        --------    --------    --------
 TOTAL DISTRIBUTIONS .............................................          (0.09)          (0.04)      (0.20)       0.00
                                                                         --------        --------    --------    --------
NET ASSET VALUE, END OF PERIOD ...................................       $  19.57        $  17.34    $  17.81    $  13.26
                                                                         ========        ========    ========    ========
 TOTAL RETURN ....................................................           13.4%           (2.4%)      36.0%       10.0%
                                                                         --------        --------    --------    --------
RATIOS/SUPPLEMENTAL DATA
Net assets (in thousands), end of period .........................       $3,971.1        $3,502.5    $3,590.0    $2,638.5
Ratio of total expenses to average net assets ....................           2.20%**         1.76%       1.62%       7.38%**
Less: Expense reimbursement by investment adviser ................          (0.96%)**       (0.51%)     (0.38%)     (6.17%)**
                                                                         --------        --------    --------    --------
Ratio of net expenses to average net assets ......................           1.24%**         1.25%       1.24%       1.21%**
                                                                         ========        ========    ========    ========
Ratio of net investment income (loss) to average net assets ......          (0.45%)**       (0.77%)     (0.28%)      1.34%**
Portfolio turnover rate ..........................................          20.88%          39.38%      37.18%      37.11%

@ For the period Novermber 25, 1998 (commencement of operations) to December
  31, 1998.
** Annualized.

[REGISTERED LOGO]
BARON CAPITAL FUNDS
767 FIFTH AVENUE
NY, NY 10153                                                              2QR01